SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement  [  ]  Confidential, for Use of the
                                              the Commission Only (as permitted
                                              by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                        LASER MASTER INTERNATIONAL, INC.
   ---------------------------------------------------------------------------
                  (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)  Title of each class of securities to which transaction applies: COMMON STOCK
                                                                    ------------

2)  Aggregate number of securities to which transaction applies:        N/A
                                                                    ------------

3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated
   and state how it was determined):                         N/A
   ---------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:          N/A
                                                   ---------------------------

5) Total fee paid:                                           N/A
                    ----------------------------------------------------------

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:___________________________________________________

2)   Form, Schedule or Registration Statement No.:_____________________________

3)   Filing Party:_____________________________________________________________

4)   Date Filed:_______________________________________________________________

                        LASER MASTER INTERNATIONAL, INC.
                                1000 FIRST STREET
                           HARRISON, NEW JERSEY 07029

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 29, 2000

-------------------------------------------------------------------------------

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Laser Master International, Inc. (the "Company"), will be held on December 29, 2000 at 10:00 a.m. at the offices of the Company, 1000 First Street, Harrison, New Jersey, for the following purposes:

   1. To elect a Board of four (4) Directors, to serve until their respective successors shall be elected and shall qualify;

   2. To ratify the selection of independent public accountants for the fiscal year ended November 30, 2000; and

   3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

           Pursuant to the By-Laws, the Board of Directors has fixed the close of business on November 27, 2000, as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. The transfer books of the Company will not be closed.

           So far as Management is at present aware, no business will come before the Annual Meeting other than the matters as set forth above.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                     YOU ARE REQUESTED NOT TO SEND A PROXY.

Dated:     Harrison, New Jersey
           December 4, 2000
                                     By Order of the Board of Directors

                                     /s/ Leah Klein
                                     ------------------------------
                                     Leah Klein, Secretary

                        DEFINITIVE INFORMATION STATEMENT

                        LASER MASTER INTERNATIONAL, INC.
                                1000 FIRST STREET
                           HARRISON, NEW JERSEY 07029

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 29, 2000

                           WE ARE NOT ASKING YOU FOR A
                           PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

           PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of the Corporation for the Fiscal Year ended November 30, 1999, will be held on December 29, 2000 at 10:00 a.m., at the offices of the Company, 1000 First Street, Harrison, New Jersey 07029.

           Shareholders of Record as of November 27, 2000 will be entitled to receive Notice and vote at the Meeting. It is anticipated that this Information Statement will be first mailed to the Company's stockholders, on or before December 7, 2000 in conjunction with the Company's Annual Report on Form 10-KSB. As of the Record Date, there were a total of 10,615,380 shares of the Company's Common Stock outstanding with approximately 388 security holders of record. The Company's 1999 Annual Report to its stockholders on Form 10-KSB is also enclosed and should be read in conjunction with the materials set forth herein.

           The expenses incidental to the preparation and mailing of this Information Statement are being paid by the Company.

           Abstentions and broker non-notes will be counted towards determining whether a quorum is present.

           The holders of common stock are entitled to elect a majority of the Board of Directors.

           The principal executive offices of the Company are located at 1000 First Street, Harrison, New Jersey 07029. The telephone number is (800) 78-LASER or (973) 482-7200.

PROPOSAL 1:     ELECTION OF DIRECTORS

           The Board of Directors of the Company propose that the Company's current directors standing for re-election be elected as directors and serve until the next Annual Meeting of the Stockholders and continuing until their successors are elected and qualified.

           The executive officers and directors of the Company and their ages are as follows:


NAME                     AGE    CURRENT POSITION WITH COMPANY                         DIRECTOR SINCE
---------------------- -------- -------------------------------------------------- --------------------
Mendel Klein*            68     Chairman of the Board, Chief Executive Officer            1977
Abraham Klein**          38     President, Art Director, Director                         1996
Leah Klein*              64     Vice-President, Secretary, Director                       1977
Mirel Spitz**            41     Vice-President, Director                                  1977


*  Mendel Klein and Leah Klein are husband and wife.
** Mirel Spitz and Abraham Klein are brother and sister and are the children of Mendel and Leah Klein.

           The executive officers of the Company are appointed by the Board of Directors. The directors of the Company are elected each year at the annual meeting of the stockholders for a term of one year and until their successors are elected and qualified. The following are brief descriptions of the directors, nominees and executive officers of the Company.

           MENDEL KLEIN has been Chairman of the Board and Chief Executive Officer of the Company and its subsidiaries from its inception in 1977. Mr. Klein has 36 years experience in the knitting and printing industries. From 1970-1976, he was associated with Len Art Knitting Mills, Adelphi Knitting Mills, Inc. and Fabrimatics, Inc.

           ABRAHAM KLEIN is the President and Director of the Company. Mr. Klein has served in various technical positions with the Company for the past seven years and, in addition to his position as president, is presently the Company's Art Director. Mr. Klein is the son of Mendel and Leah Klein.

           LEAH KLEIN is the wife of Mendel Klein. She has served as an Officer and Director of the Company and its subsidiaries since 1977. In addition to the responsibilities of her office, Mrs. Klein is responsible for administrative duties within the Company.

           MIREL SPITZ is a Vice-President and Director of the Company. Mrs. Spitz is the daughter of Mendel and Leah Klein and is employed by the Company in administrative duties. She has served as an officer and director of the Company since 1977.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

           During the fiscal year ended November 30, 1999, the Board of Directors met two times. Each incumbent director attended all of the Board meetings. The Company presently does not have audit or compensation committees but intends to appoint committees.

REMUNERATION OF NON-MANAGEMENT DIRECTORS

The Company does not provide any remuneration to non-management directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

           The following table sets forth the compensation for the fiscal years ending November 30, 1999, 1998 and 1997 earned by the Chief Executive Officer and the most highly compensated executive officers, employees and directors of the Company.




                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION
                                                       -------------------
                                                                             LONG TERM
                                                                             COMPENSATION
                                                                             AWARDS
                                                                             SECURITIES
                                                                   ANNUAL    UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION          FISCAL YEAR       SALARY      BONUS     OPTIONS      COMPENSATION
---------------------------          -----------       ------      -----     -------      ------------

Mendel Klein,                          1999            $125,000      $0      1,200,000(1)   $10,000(2)
Chairman & Chief Executive Officer     1998            $125,000      $0      1,200,000      $10,000
                                       1997            $125,000      $0      1,200,000      $10,000

Abraham Klein,                         1999            $70,000       $0      575,000(3)     $10,000(2)
President & Director                   1998            $50,000       $0      575,000            0
                                       1997            $50,000       $0      575,000            0

Hershel Klein,                         1999            $70,000       $0      575,000(3)         0
Customer Service and Plant Manager     1998            $50,000       $0      575,000            0
                                       1997            $50,000       $0      575,000            0

Dov Klein,                             1999            $70,000       $0      575,000(3)         0
Product Manager                        1998            $50,000       $0      575,000            0
                                       1997            $50,000       $0      575,000            0

Leah Klein,                            1999            $0            $0      0                  0
Vice-President & Director              1998            $0            $0      0                  0
                                       1997            $0            $0      0                  0

Mirel Spitz                            1999            $0            $0      0                  0
Vice-President & Director              1998            $0            $0      0                  0
                                       1997            $0            $0      0                  0

(1) In fiscal year 1996, with shareholder approval, Mr. Klein was awarded 1,200,000 incentive stock options exercisable at $1.00 per share over a period of five (5) years as a part of his employment compensation. 240,000 stock options were to be awarded to Mr. Klein at the end of each fiscal year and vested at the time of each annual grant at the discretion of the board of directors. At the Company's annual meeting for fiscal year 1997 held on July 13, 1998 with the consent of Mr. Klein, shareholders approved the proposal whereby all unexercised vested incentive options (480,000 option shares) as well as all remaining incentive options to be granted (720,000 option shares), previously awarded to Mr. Klein were terminated and replaced with



                                       3


           1,200,000 incentive stock options exercisable at $0.31 per option share, the fair market value of the Company's common stock as traded at the time of grant. The new grant of stock options to Mr. Klein provided for Mr. Klein to receive 400,000 stock options at the end of the Company's fiscal year for a period of three (3) years, as long as he remained employed by the Company. Options vest at the time of each annual grant at the discretion of the board of directors. As of the fiscal year ended November 30, 1999, Mr. Klein was vested in 800,000 stock options.

(2) Includes the Company's contribution and Mr. Klein's participation in group life, accident and hospitalization insurance provided by the Company, Additionally, includes the use of a Company owned automobile.

(3) In fiscal year 1996, with shareholder approval, Messrs. Abraham, Hershel and Dov Klein were each awarded 575,000 incentive stock options exercisable at $1.00 per share over a period of five (5) years as a part of their employment compensation. 115,000 stock options were to be awarded to each at the end of each fiscal year and vest at the time of each annual grant at the discretion of the board of directors. At the Company's annual meeting for fiscal year 1997 held on July 13, 1998 with the consent of Messrs. Abraham, Hershel and Dov Klein, shareholders approved the proposal whereby all unexercised vested incentive options (230,000 option shares respectively) as well as all remaining unvested incentive options (345,000 option shares respectively) previously issued to Messrs. Abraham, Hershel and Dov Klein were terminated and replaced with a grant of 575,000 incentive stock options for Messrs. Abraham, Hershel and Dov Klein exercisable at $0.31 per option share, the fair market value of the Company's common stock as traded at the time of grant. The new grant of stock options to Messrs. Abrham, Hershel and Dov Klein provide that they receive 200,000 stock options respectively at the end of the Company's fiscal year for a period of two (2) years, and 175,000 options respectively at the end of the Company's third fiscal year following the grant of the options so long as the respective option holder remains employed by the Company. Options vest at the time of each annual grant at the discretion of the board of directors. As of the fiscal year ended November 30, 1999, Messrs. Abraham, Hershel and Dov Klein were each vested in 400,000 stock options respectively.


OPTION EXERCISES AND HOLDINGS

The following table set forth information concerning the exercise of options during the fiscal year ended November 30, 1999 and unexercised options held as of the end of the fiscal year with respect to each of the Named Executives:



               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                NUMBER OF SHARES UNDERLYING         VALUE OF UNEXERCISED
                                                UNEXERCISED OPTIONS                 IN-THE-MONEY OPTIONS
                                                AT NOVEMBER 30, 1999                AT NOVEMBER 30, 1999 (2)
                                                --------------------                -------------------------
                  SHARES
                  ACQUIRED ON   VALUE
NAME              EXERCISE      REALIZED (1)   EXERCISABLE        UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----              --------      ------------   -----------        -------------    -----------     -------------

Mendel Klein      None           n/a            800,000            400,000              0             0
Abraham Klein     None           n/a            400,000            175,000              0             0
Hershel Klein     None           n/a            400,000            175,000              0             0
Dov Klein         None           n/a            400,000            175,000              0             0



(1) Calculated by multiplying the number of shares underlying options by the difference between the average of the closing bid and ask price of the Common Stock as reported by the OTC Bulletin Board on the date of exercise and the exercise price of the options.

(2) Calculated by multiplying the number of shares underlying options by the difference between the average of the closing bid and ask price of the Common Stock as reported by NASDAQ on November 30, 1999, and the exercise price of the options.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the registered class of the Company's equity securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and with the NASDAQ Stock Market. Reporting persons are required by the Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

Based solely on its review of the copies of such reports received by it, or written representations from certain Reporting Persons that no other reports were required for those persons, the Company believes that during the year ended November 30, 1999, the Reporting Persons complied with Section 16(a) filing requirements applicable to them.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to the best knowledge of the Company, as of November 30, 2000, certain information with respect to (1) beneficial owners of more than five (5%) percent of the outstanding Common Stock of the Company; (2) beneficial ownership of shares of the Company's Common Stock by each director and named executive; and (3) beneficial ownership of shares of Common Stock of the Company by all directors and officers as a group. The address for each person listed below unless otherwise indicated is in care of Laser Master International, Inc., 1000 First Street, Harrison, New Jersey 07029.




                                                    AMOUNT AND
                                                 NATURE OF BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNERSHIP             OWNERSHIP                     PERCENT OF COMMON STOCK
----------------------------------------             ---------                     -----------------------

Mendel Klein (1)                                    4,825,000                              45.4%
Abraham Klein (2)                                     575,000                               5.4%
Dov Klein (3)                                       1,075,000                              10.1%
Hershel Klein (4)                                   1,075,000                              10.1%
Leah Klein (5)                                         --                                    --
Mirel Spitz (6)                                        --                                    --
All Directors and Executive Officers
     as a Group (4 persons)                         7,550,000                              71.1%



-----------

(1) Mr. Mendel Klein is the Chairman and Chief Executive Officer of the Company. His beneficial ownership includes 3,625,000 shares of common stock eligible for sale subject to Rule 144 and 1,200,000 stock options to purchase 1,200,000 shares of common stock at $0.31 per share within 60 days of the Record Date. Mr. Mendel Klein disclaims any beneficial ownership of any of the common stock or options owned by any member of the Klein family.

(2) Mr. Abraham Klein is President and a Director of the Company and is employed as the Company's Art Director, Mr. Abraham Klein is the son of Mr. Mendel Klein and Mrs. Leah Klein. Mr. Klein's beneficial ownership includes 575,000 options to purchase 575,000 shares of common stock at $0.31 per share exercisable within 60 days of the Record Date. Mr. Abraham Klein disclaims any beneficial ownership of any of the common stock or options owned by any member of the Klein family.

(3) Mr. Dov Klein is employed as the Company's Product Manager. Mr. Dov Klein is the son of Mr. Mendel Klein an Mrs. Leah Klein. His beneficial ownership includes 500,000 shares of common stock and 575,000 options to purchase 575,000 shares of common stock at $0.31 per share exercisable within 60 days of the Record Date. Mr. Dov Klein disclaims any beneficial ownership of any member of the Klein family.

(4) Mr. Hershel Klein is employed as the Company's Customer Service and Plant Manager. Mr. Hershel Klein is the son of Mr. Mendel Klein and Mrs. Leah Klein. His beneficial ownership includes 500,000 shares of common stock and 575,000 options to purchase 575,000 shares of common stock at $0.31 per share exercisable within 60 days of the Record Date. Mr. Hershel Klein disclaims any beneficial ownership of any member of the Klein Family.

(5) Mrs. Leah Klein is a Vice President, Secretary and a Director of the Company. Mrs. Leah Klein is the wife of Mr. Mendel Klein. Mrs. Leah Klein disclaims any beneficial ownership of any of the common stock or options owned by any member of the Klein family.

(6)        Mrs. Mirel Spitz is a Vice President and Director of the Company.
           Mrs. Spitz is the daughter of Mr. Mendel Klein and Leah Klein. Mrs. Spitz disclaims any beneficial ownership of any of the common stock or options owned by any member of the family.




PROPOSAL 2:          INDEPENDENT AUDITORS

The Board of Directors has selected Goldstein & Morris, Certified Public Accountants, PC, as the Company's independent auditors for the recently completed Fiscal Year ended November 30, 2000. Representatives of Goldstein & Morris, Certified Public Accountants, PC, are expected to be present at the Annual Meeting.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

Rules of the Securities and Exchange Commission require that any proposal by a stockholder must be received by the Company for consideration at the 2000 Annual Meeting of Stockholders no later than February 15, 2001 if any such proposal is to be eligible for inclusion in the Company's Proxy/Information Statement materials for its 2000 Annual Meeting. Under such rules the Company is not required to include stockholder proposals in its Proxy/Information Statement materials unless certain other conditions specified in such rules are met.


OTHER MATTERS

Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to herein.

VOTING PROCEDURE

Under New York law, each holder of record is entitled to vote the number of shares owned by the shareholder for any agenda item. There are no cumulative voting rights for the shareholders of the Company.

The Company is not aware of any other agenda item to be added to the agenda as it has not been informed by any stockholder of any request to do so.

There are no matters on the agenda which involve rights of appraisal of a stockholder. The Company incorporates by reference all items and maters contained in its Form 10-KSB for the Fiscal Year ended November 1999 as filed with the Securities and Exchange Commission (the "Commission") in addition to all subsequent Form 10-QSB and Form 8-K Reports as filed with the Commission.

                                   By Order of the Board of Directors

                                   /s/ Abraham Klein
                                   -------------------------------
                                   Abraham Klein, President

Dated:     Harrison, New Jersey
           December 4, 2000




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